                            FORM OF VOTING AGREEMENT


       THIS VOTING AGREEMENT is entered into as of October 3, 1996 by and between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Parent"), and __________________ ("Stockholder").

                                    RECITALS

       A. Parent, HARBOR ACQUISITION SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and HIGH LEVEL DESIGN SYSTEMS, INC., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (as amended from time to time, the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Voting Agreement have the meanings assigned to such terms in the Reorganization Agreement), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

       B. As of the date hereof, Stockholder owns, of record and beneficially, the number of shares of Company Common Stock set forth below Stockholder's name on the signature page hereof (all such shares, together with any shares of Company Capital Stock that may hereafter be acquired by Stockholder, being referred to herein as the "Subject Shares").

       C. As a condition to the willingness of Parent and Merger Sub to enter into the Reorganization Agreement, Parent and Merger Sub have required that Stockholder agree, and in order to induce Parent and Merger Sub to enter into the Reorganization Agreement Stockholder has agreed, to enter into this Voting Agreement.


                                    AGREEMENT

       The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1.    TRANSFER OF SUBJECT SHARES

       1.1    NO DISPOSITION OR ENCUMBRANCE OF SUBJECT SHARES.

              (a) Except as provided in Section 1.1(b) below, Stockholder hereby covenants and agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, Stockholder will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose or transfer (or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer) any Subject Shares to any Person other than Parent or Parent's designee, (ii) create or permit to exist any Encumbrance on any of the Subject Shares or (iii) reduce his beneficial ownership of, interest in, or risk relating to the Subject Shares.

              (b) Notwithstanding Section 1.1(a), the _________ of the Subject Shares that Stockholder has pledged to ________________ pursuant to the ______________________ (the "____________ Agreement") may remain subject to the terms of the ________ Agreement as in effect on the date hereof.

       1.2 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, Stockholder will not deposit any Subject Shares into a voting trust or grant a proxy or enter into a voting agreement with respect to any Subject Shares.

SECTION 2.    VOTING OF SUBJECT SHARES

       2.1 PRE-TERMINATION VOTING AGREEMENT. Stockholder hereby agrees that, prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, Stockholder shall vote the Subject Shares:

                     (i) in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the approval of the terms thereof and each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof and thereof;

                     (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Reorganization Agreement; and

                     (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) a sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (C) (1) any change in a majority of the board of directors of the Company; (2) any amendment of the Company's Certificate of Incorporation; (3) any other material change in the present capitalization of the Company or any amendment of the Company's corporate structure; or (4) any other action which is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Reorganization Agreement or this Voting Agreement.

Stockholder shall not enter to any agreement or understanding with any Person prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time to vote or give instructions in any manner inconsistent with clause "(i)", "(ii)" or "(iii)" of the preceding sentence.

       2.2 POST-TERMINATION VOTING AGREEMENT. If an Acquisition Proposal is made and publicly announced at any time prior to the Company Stockholders' Meeting and such Acquisition Proposal is not publicly withdrawn prior to such Company Stockholders' Meeting, and if the Reorganization Agreement and the Merger are not approved at such meeting by the Required Vote, then prior to the date that is 180 days after the valid termination of the Reorganization Agreement, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall vote the Subject
Shares:

                     (i) against any Acquisition Proposal (including any Acquisition Proposal that is different from any Acquisition Proposal that is made and publicly announced at any time prior to the Company Stockholders' Meeting) and any related transaction or agreement; and

                     (ii) against any action which is intended, or is likely, to facilitate the consummation of any transaction contemplated by any Acquisition Proposal (including any Acquisition Proposal that is different from any Acquisition Proposal that is made and publicly announced at any time prior to the Company Stockholders' Meeting).

Stockholder shall not enter into any agreement or understanding with any Person prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time to vote or give instructions in any manner inconsistent with clause "(i)" or "(ii)" of the preceding sentence. For purposes of this Section 2.2, an Acquisition Proposal shall be deemed to have been "publicly withdrawn" only if (i) acting in good faith, the Person who made such Acquisition Proposal publicly announces the withdrawal of such Acquisition Proposal and (ii) it is not reasonably expected that such Acquisition Proposal will be resubmitted or that such Person will make, submit or announce any other Acquisition Proposal.


       2.3    PROXY; FURTHER ASSURANCES.

              (a) Contemporaneously with the execution of this Voting Agreement, Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Shares (the "Proxy").

              (b) Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Merger Sub and Parent the power to carry out and give effect to the provisions of this Voting Agreement.

SECTION 3.    WAIVER OF APPRAISAL RIGHTS.

       Stockholder hereby waives any rights of appraisal and any rights to dissent from the Merger that Stockholder may have.

SECTION 4.    NO SOLICITATION

       Stockholder covenants and agrees that during the period commencing on the date of this Voting Agreement and ending on the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, Stockholder shall not, directly or indirectly, and shall not authorize or permit any Representative of Stockholder, directly or indirectly, to:(i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal;(ii) furnish any information regarding the Company or the Subsidiary to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal;(iii) negotiate or engage in discussions with any Person with respect to any Acquisition Proposal;(iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or Contract contemplating or otherwise relating to any Acquisition Proposal. Without limiting the generality of the foregoing, Stockholder acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any Representative of Stockholder, where such Representative is authorized to act on behalf of Stockholder, shall be deemed to constitute a breach of this Section 4 by Stockholder. If Stockholder is also a director of the Company, the foregoing provision shall not prevent Stockholder from acting in accordance with Stockholder's fiduciary duties as a director of the Company, provided Stockholder complies with the provisions of Section 4.3 of the Reorganization Agreement. Stockholder shall immediately cease any existing discussions or negotiations with any Person that relate to any Acquisition Proposal.

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

       Stockholder hereby represents and warrants to Parent as follows:

       5.1 DUE ORGANIZATION, AUTHORIZATION, ETC. Stockholder (if it is a corporation, partnership or other legal entity) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Stockholder has all requisite power (corporate or otherwise) to execute and deliver this Voting Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Voting Agreement, the execution and delivery of the Proxy and the consummation of the other transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Stockholder. This Voting Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming its due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect and subject to general equity principles and to limitations on the availability of equitable relief.

       5.2    NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

              (a) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not: (i) conflict with or violate the Certificate of Incorporation by Bylaws or other similar organizational documents of Stockholder (if Stockholder is a corporation, partnership or other legal entity); (ii) conflict with or violate any Legal Requirement, order, decree or judgment applicable to Stockholder or by which it or any of its properties is bound or affected; or
(iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on the Subject Shares, pursuant to, any indenture or other loan document provisions or other Contract, license, franchise, permit or other instrument or obligation to which such Stockholder is a party or by which Stockholder or any of its properties is bound or affected.

              (b) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not, require any Consent of any Person.

       5.3 TITLE TO SUBJECT SHARES. Except as set forth on Schedule 5.3 hereto, Stockholder owns of record and beneficially the Subject Shares set forth under Stockholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of Company Capital Stock, or rights to acquire any shares of Company Capital Stock, other than the Subject Shares set forth below Stockholder's name on the signature page hereof and Company Capital Stock issuable upon exercise of options granted under the Company's 1993 Stock Option Plan and 1995 Special Nonstatutory Stock Option Plan.

       5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the consummation of the Merger and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

SECTION 6.    COVENANTS OF STOCKHOLDER

       6.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Voting Agreement.

       6.2    LEGENDS.

              (a) Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing the Subject Shares to bear a legend in the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED AS OF OCTOBER 3, 1996, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

              (b) In the event that the Subject Shares shall cease to be subject to the restrictions on transfer set forth in this Voting Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Subject Shares without the legend required by Section 6.2(a).

SECTION 7.    MISCELLANEOUS

       7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by Stockholder in this Voting Agreement shall survive the consummation of the Merger and shall survive any termination of the Reorganization Agreement.

       7.2    INDEMNIFICATION.

              (a) Without in any way limiting any of the rights or remedies otherwise available to Parent, Stockholder shall hold harmless and indemnify Parent from and against, and shall compensate and reimburse Parent for, any Damages which are directly or indirectly suffered or incurred at any time by Parent, or to which Parent otherwise becomes subject (regardless of whether or not such Damages relate to a third-party claim), and that arise from or are directly or indirectly connected with any breach of any representation, warranty, covenant or obligation of Stockholder contained herein.

              (b) Without in any way limiting any of the rights or remedies otherwise available to Stockholder, Parent shall hold harmless and indemnify Stockholder from and against, and shall compensate and reimburse Stockholder for, any Damages which are directly or indirectly suffered or incurred at any time by Stockholder, or to which Stockholder otherwise becomes subject (regardless of whether or not such Damages relate to a third-party claim), and that arise from or are directly or indirectly connected with any breach of any representation, warranty, covenant or obligation of Parent contained herein.

       7.3 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

       7.4 NOTICES. All notices or other communications under this Voting Agreement shall be in writing and shall be given by delivery in person, by facsimile, cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or such other address for a party as shall be specified in a notice given in accordance with this Section 7.4) and shall be deemed to have been given one business day after transmission by facsimile, cable, telegram, telex of other standard form of telecommunications or four days after deposit in the U.S. mail:

       If to Stockholder, at the address or facsimile number of Stockholder set forth on the signature page hereto, with a copy to:

              c/o High Level Design Systems, Inc.
              3945 Freedom Circle
              Fourth Floor
              Santa Clara, CA 94054
              Attention:  Chief Executive Officer
              Facsimile No.:(408) 748-3499

              and

              Wilson, Sonsini, Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, CA  94304
              Attn:  Douglas H. Collom, Esq.
              Facsimile:  (415) 496-4086

              If to Parent or Merger Sub:

              Cadence Design Systems, Inc.
              555 River Oaks Parkway
              San Jose, CA 95134
              Attention:  General Counsel
              Facsimile No.:  (408) 944-0215

              With a copy to:

              Cooley Godward LLP
              Five Palo Alto Square
              3000 El Camino Real
              Palo Alto, CA  94306-2155
              Attention:  Alan C. Mendelson, Esq.
              Facsimile No.:  (415) 857-0663

       7.5 SEVERABILITY. Any term or provision of this Voting Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Voting Agreement or affecting the validity or enforceability of any of the terms or provisions of this Voting Agreement in any other jurisdiction. If any provision of this Voting Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

       7.6 ENTIRE AGREEMENT. This Voting Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

       7.7 ASSIGNMENT, BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent or Merger Sub may assign all or any of their rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent or Merger Sub of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Voting Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Voting Agreement to the contrary, nothing in this Voting Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Voting Agreement.

       7.8 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to enforce specifically the terms and provisions hereof in any Delaware Court, this being in addition to any other remedy to which they are entitled at law or in equity.

       7.9 GOVERNING LAW. This Voting Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts entered into and to be performed entirely within the State of Delaware.

       7.10 HEADINGS. Headings of the Sections of this Voting Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

       7.11 COUNTERPARTS. This Voting Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

       IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting Agreement to be executed as of the date first written above.


                                             CADENCE DESIGN SYSTEMS, INC.


                                             By:
                                                --------------------------------
                                             Name:   R.L. Smith McKeithen
                                             Title:  Vice President and
                                                     General Counsel




                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                                   Address:
                                                             -------------------

                                                             -------------------

                                                   Number of Shares of Company
                                                   Common Stock:
                                                                 ---------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

                                IRREVOCABLE PROXY


       The undersigned stockholder of High Level Design Systems, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Joseph B. Costello, H. Raymond Bingham and R.L. Smith McKeithen and Cadence Design Systems, Inc., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of the Company beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable with respect thereof on or after the date hereof, until the earlier to occur of (i) the valid termination of the Agreement and Plan of Merger and Reorganization, dated as of the date hereof (the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Proxy have the meanings assigned to such terms in the Reorganization Agreement), among Parent, Harbor Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and the Company, or (ii) the Effective Time. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

       This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof (the "Voting Agreement"), between Parent and the undersigned, and is granted in consideration of Parent entering into the Reorganization Agreement and Parent's interest in the Option Agreement of even date herewith by and between Parent and
____________.

       The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares subject hereto at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company:

              (i) in favor of the Merger, the execution and delivery by the Company of the Reorganization Agreement and the approval of the terms thereof and each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance of the Reorganization Agreement and the Voting Agreement;

              (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty and or any other obligation or agreement of the Company under the Reorganization Agreement; and

              (iii) against the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) a sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (C) (1) any change in the majority of the board of directors of the Company; (2) any amendment of the Company's Certificate of Incorporation; (3) any other material change in the present capitalization of the Company or any amendment of the Company's corporate structure; or (4) any other action; which is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or the transactions contemplated by the Reorganization Agreement or the Voting Agreement.

       If an Acquisition Proposal is made and publicly announced at any time prior to the Company Stockholders' Meeting and such Acquisition Proposal is not publicly withdrawn prior to such Company Stockholders' Meeting, and if the Reorganization Agreement and the Merger are not approved at such meeting by the Required Vote, then prior to the date that is 180 days after the valid termination of the Reorganization Agreement, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares subject hereto:

                     (i) with respect to any Acquisition Proposal (including any Acquisition Proposal that is different from any Acquisition Proposals that is made and publicly announced at any time prior to the Company Stockholders' Meeting) and any related transaction or agreement; and

                     (ii) with respect to any action which is intended, or is likely, to facilitate the consummation of any transaction contemplated by any Acquisition Proposal (including any Acquisition Proposal that is different from any Acquisition Proposals that is made, and publicly announced at any time prior to the Company Stockholders' Meeting).

For purposes of this Proxy, an Acquisition Proposal shall be deemed to have been "publicly withdrawn" only if (i) acting in good faith, the Person who made such Acquisition Proposal publicly announces the withdrawal of such Acquisition Proposal and (ii) it is not reasonably expected that such Acquisition Proposal will be resubmitted or that such Person will make, submit or announce any other Acquisition Proposal.

       The undersigned stockholder may vote the Shares on all other matters.

       Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

       This proxy is irrevocable.


Dated:  October 3, 1996

                                             -----------------------------------
                                             Name:
                                                   -----------------------------

                                             Number of Shares of Company
                                             Common Stock:
                                                           ---------------------